SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-50469



                        Date of Report: December 11, 2008





                             GREENSHIFT CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware
59-3764931
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(State of other jurisdiction of                                   (IRS Employer
incorporation or organization                                Identification No.)


One Penn Plaza, Suite 1612, New York, NY                                10019
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(Address of principal executive offices)                             (Zip Code)


                                 (212) 994-5374
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               (Registrant's telephone number including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

_    Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM  1.01        ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS
ITEM  3.02        UNREGISTERED SALE OF EQUITY SECURITIES

AMENDED CREDIT AGREEMENT

GreenShift  and YA Global  Investments,  L.P.  ("YA  Global"),  entered  into an
Amended Credit Agreement on December 11, 2008, pursuant to which YA Global consented to GreenShift's execution of a Membership Interest Purchase and Equity Capital Contribution Agreement (the "ECCA Agreement") with CleanBioenergy, LLC on December 11, 2008, and agreed to increase the availability under GreenShift's January 2008 revolving credit facility from $10,000,000 to $13,750,000 to facilitate GreenShift's ongoing performance under the ECCA Agreement and construction of corn oil extraction facilities. The Amended Credit Agreement and relevant transaction agreements require the cash reduction of debt due from GreenShift to YA Global by about 13,500,000 by January 2010 and the cancelation of a $2.0 million override fee previously payable by GreenShift to YA Global pursuant to the original January 2008 Credit Agreement.

EXCHANGE AGREEMENT

GreenShift and YA Global also entered into an Exchange Agreement on December 11, 2008, pursuant to which GreenShift issued to YA Global a $1,950,000 10% convertible debenture due December 31, 2011 (the "Exchange Debenture") in return for YA Global's 10% equity interest and warrants to purchase additional equity in GreenShift's GS AgriFuels subsidiary. Under the terms of the Exchange Debenture, GreenShift shall pay $250,000 to YA Global on the first business day of each month. If GreenShift fails to make this payment, YA Global shall be entitled to convert $250,000 of accrued interest and principal into common stock of GreenShift per month at a conversion price equal to the lesser of (a) $1.25 or (b) 90% of the volume weighted average price for the twenty trading days preceding conversion. If a monthly payment is not made and YA Global does not opt to convert, then the unpaid amount will be added to the amount due on the first day of the following month.

Item 9.01         Financial Statements and Exhibits

Exhibits

10-a Amended  Credit  Agreement  dated  December  11,  2008  between  GreenShift
     Corporation and YA Global Investments, L.P.

10-b Exchange Debenture dated December 11, 2008 issued to YA Global Investments,
     L.P.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  December 16, 2008              GREENSHIFT CORPORATION

                                       By: /s/ Kevin Kreisler
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                                               Kevin Kreisler
                                               Chief Executive Officer